UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

_____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2019

Allegiant Travel Company

(Exact name of registrant as specified in its charter)

Nevada		001-33166	20-4745737

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1201 North Town Center Drive			89144
Las Vegas,	Nevada

(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:              (702) 851-7300
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 193 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2    Financial Information

Item 2.02             Results of Operations and Financial Condition.

On October 24, 2019, Allegiant Travel Company (the “Company”) issued the press release attached as Exhibit 99.1 to this Form 8-K concerning our results of operations for the quarter and nine months ended September 30, 2019.

This information is being furnished under Item 2.02 of Form 8-K. This report and Exhibit 99.1 are deemed to be furnished and are not considered “filed” with the Securities and Exchange Commission. As such, this information shall not be incorporated by reference into any of our reports or other filings made with the Securities and Exchange Commission.

Non-GAAP Financial Measures: The press release contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While the Company believes these financial measures are useful in evaluating the Company’s performance, this information should be considered to be supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in the press release that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include our statements regarding future expenses, revenues, earnings, ASM growth, fuel consumption, expected capital expenditures, number of contracted aircraft to be placed in service in the future, the development and financing of our Sunseeker Resort, as well as other information concerning future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, the effects of future regulation and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," “guidance,” "anticipate," "intend," "plan," "estimate," “project”, “hope”  or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause our results to differ materially from those expressed in the forward-looking statements generally may be found in our periodic reports and registration statements filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, an accident involving, or problems with, our aircraft, public perception of our safety, our reliance on our automated systems, our reliance on third parties to deliver aircraft under contract to us on a timely basis, risk of breach of security of personal data, volatility of fuel costs, labor issues and costs, the ability to obtain regulatory approvals as needed, the effect of economic conditions on leisure travel, debt covenants and balances, the ability to finance aircraft under contract, terrorist attacks, risks inherent to airlines, our competitive environment, our reliance on third parties who provide facilities or services to us, the possible loss of key personnel, economic and other conditions in markets in which we operate, the ability to successfully develop and finance a resort in Southwest Florida, governmental regulation, increases in maintenance costs and cyclical and seasonal fluctuations in our operating results.

Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Section 5    Corporate Governance and Management

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 23, 2019, the Board of Directors of the Company selected M. Ponder Harrison to fill a vacancy on the Board created by an amendment to the Company’s By-laws. As of this time, Mr. Harrison has not been assigned to any Board committee. Since the beginning of the preceding fiscal year, Mr. Harrison has not been a party to, nor has he had a material interest in, any transaction with the Company nor is there any currently proposed transaction.

Mr. Harrison, age 58, previously served as an executive officer of the Company from 2002 until 2009, during which period he was responsible for marketing and sales, pricing and revenue management, inflight and people services, distribution and e-commerce strategies. Mr. Harrison continued to consult with the Company from 2009 until March 2017 when he joined the Company as its executive vice president. Mr. Harrison resigned from this position in April 2017 due to personal reasons. Since then, Mr. Harrison has devoted his time to his personal investments. In addition, Mr. Harrison has served as an executive partner of Comvest Partners since March 2018 and has served as a strategic advisor to Franklin Templeton’s Blackhorse Industrial Technology Fund since September 2017
Earlier in his career, Mr. Harrison was vice president of sales and marketing for ValuJet Airlines from its commencement of business in 1993. After its merger with AirTran, he served as senior vice president of marketing until 1998. Before joining ValuJet, Mr. Harrison worked in various management roles at Delta Air Lines from 1983 through 1992.

In connection with his election as a Director and in accordance with the Company’s director compensation policy, Mr. Harrison was granted 1,000 shares of restricted stock which are to vest over a two-year period. The restricted stock is evidenced by a Restricted Stock Agreement entered into between the Company and Mr. Harrison.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2019, the Board of Directors of the Company approved an amendment to the Company’s By-laws to set the number of Directors of the Company at seven (7).

Section 9                      Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits

Exhibit No.	Description of Document

3.1	By-laws as amended on October 23, 2019
99.1	Press Release issued by Allegiant Travel Company on October 24, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2019	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Gregory Anderson
	Name:	Gregory Anderson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

3.1	By-laws as amended on October 23, 2019
99.1	Press Release issued by Allegiant Travel Company on October 24, 2019.

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